-------------------------------------------------------------------------------
THE STRONG INSTITUTIONAL
BOND FUND

ANNUAL REPORT o FEBRUARY 28, 1998




              [PIE CHART OF ASSET DIVERSIFICATION EMPHASIZING BONDS]




                           [STRONG LOGO]
                           STRONG FUNDS

-------------------------------------------------------------------------------
THE STRONG INSTITUTIONAL
BOND FUND

ANNUAL REPORT o FEBRUARY 28, 1998



                               TABLE OF CONTENTS

INVESTMENT REVIEW
     The Strong Institutional Bond Fund.......................................2

FINANCIAL INFORMATION
     Schedule of Investments in Securities....................................4
     Statement of Assets and Liabilities......................................6
     Statements of Operations.................................................7
     Statements of Changes in Net Assets......................................8
     Notes to Financial Statements............................................9

FINANCIAL HIGHLIGHTS.........................................................11

REPORT OF INDEPENDENT ACCOUNTANTS............................................12

THE STRONG INSTITUTIONAL BOND FUND

 ...THERE CONTINUE TO BE MEANINGFUL UNDERVALUATIONS WITHIN THE CORPORATE BOND MARKET ACROSS SECTORS, RATINGS, AND ISSUES TO PROVIDE AMPLE INVESTMENT OPPORTUNITY.

The Strong Institutional Bond Fund seeks total return by investing for a high level of current income with a moderate degree of share-price fluctuation. The Fund invests in fixed income securities with an average portfolio duration of between three and six years, under normal market conditions.

The primary portion of the Fund's assets will be invested in US dollar-denominated, investment-grade securities. In addition, the Fund may invest up to 20% of its assets in non-investment-grade corporate bonds and other high-yield securities. The Fund may also hold up to 20% of its assets in foreign (non-US dollar denominated) debt obligations.

MARKET OVERVIEW FOR THE FISCAL PERIOD (1-1-98 - 2-28-98)

The performance of bond markets throughout the period was influenced by the continuing story of Asian economic turbulence. The currencies and markets caught up in this trauma generally bottomed in the second and third weeks of

=========================================================
                     ASSET ALLOCATION
=========================================================
                      As of 2-28-98
[PIE CHART]

Corporate Bonds                                     34.8%
U.S. Government and Agency Issues                   32.7%
Foreign Government Issues                           10.6%
Preferred Stocks                                    10.2%
Non-Agency Mortgage and Asset-Backed Securities     10.1%
Municipal Bonds                                      1.6%

The asset allocation depicts market exposure and is not
given as a percentage of net assets.
=========================================================

January. Consequently, the following weeks witnessed a meaningful swing in the consensus viewpoint of investors on what the impact of events in Asia would be on the world economy at large.

The pessimism that pervaded early in the year was tempered considerably

==================================
       PORTFOLIO STATISTICS
==================================
          As of 2-27-98

30-DAY ANNUALIZED YIELD(1)   6.23%
 AVERAGE QUALITY RATING(2)   AA
==================================

as the period went on and there continued to be evidence of strong economic performance in non-Asian economies. While U.S. market interest rates continued to fall early in the period, those declines evaporated by the end of February. Likewise, corporates and mortgages underperformed the U.S. Treasury market in January, then bounced back in February.

SOLID FUND PERFORMANCE

For the first two months of 1998, the total return of the Fund was 2.10%, outperforming both the Blended Bond Index and the Lehman Brothers Aggregate Bond Index (the Fund's benchmarks), which returned 1.52% and 1.21%, respectively, during this fiscal period.* (3)

Asset allocation across the high grade, high yield, and international bond markets remained fairly static throughout the period. And with very little change in interest rates across the U.S. yield curve, achieving returns in excess of those rates was a function of sector, industry, and issue selection. We have been a cautious scale-in buyer of selected Yankee issues, including Korea, a sector where we had very limited exposure throughout the latter part of 1997.

A LOOK AHEAD

We anticipate a continuation of the stable interest rates which have recently prevailed. Until recently, the consensus viewpoint of investors favored a swift and meaningful slowdown in the U.S. economy, followed by a snapback in the second half. We have been at odds with that consensus viewpoint, as we believe there continue to be meaningful undervaluations within the corporate bond market across sectors, ratings, and issues to provide ample investment opportunity.

Thank you for your investment in the Strong Institutional Bond Fund. We appreciate your continued confidence.

[PHOTO OF JEFFREY A. KOCH, SHIRISH T. MALEKAR AND BRADLEY C. TANK]

Sincerely,

/s/ Bradley C. Tank
Bradley C. Tank

/s/ Jeffrey A. Koch
Jeffrey A. Koch

/s/ Shirish T. Malekar
Shirish T. Malekar
Portfolio Co-managers


===============================================================================
                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
===============================================================================
                           From 12-31-96 to 2-28-98
[GRAPH]
                        THE STRONG                      LIPPER INTERMEDIATE
                       INSTITUTIONAL      BLENDED      INVESTMENT GRADE DEBT
                         BOND FUND      BOND INDEX*         FUNDS INDEX*

12-96                      10,000         10,000               10,000
 1-97                      10,391         10,054               10,033
 3-97                      10,655         10,000                9,943
 6-97                      11,032         10,374               10,283
 9-97                      11,526         10,739               10,599
12-97                      11,886         11,033               10,847
 2-98                      12,136         11,202               10,970

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Blended Bond Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
===============================================================================

                                               ================================
                                                         AVERAGE ANNUAL
                                                          TOTAL RETURN
                                               ================================
                                                          As of 2-28-98

                                                       1-YEAR            12.94%

                                               SINCE INCEPTION           18.05%
                                                (on 12-31-96)
                                               ================================

-------------------------------------------------------------------------------
* The Blended Bond Index is comprised of 70% Lehman Brothers Aggregate Bond Index, 15% Lehman Brothers High-Yield Bond Index, and 15% Salomon Brothers Non-U.S. World Government Bond Index (Currency Hedged). The Lehman Brothers Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. The Lehman Brothers High-Yield Bond Index is an unmanaged index generally representative of corporate bonds rated below investment-grade. The Salomon Brothers Non-U.S. World Government Bond Index (Currency Hedged) is an unmanaged index generally representative of liquid, non-U.S. fixed income government securities. Rolling one-month forward exchange contracts are used as the hedging instrument. The Lipper Intermediate Investment Grade Debt Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the Blended Bond Index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 The Advisor temporarily absorbed expenses of 0.05%. Otherwise, current yield would have been 6.18% and returns would have been lower. Yields are historical and do not represent future yields, which will fluctuate.

2 For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

3 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change.

SCHEDULE OF INVESTMENTS IN SECURITIES                         FEBRUARY 28, 1998
-------------------------------------------------------------------------------

                                                      Shares or
                                                      Principal         Value
                                                       Amount         (Note 2)
-------------------------------------------------------------------------------
CORPORATE BONDS 30.8%
ARA Services, Inc. Guaranteed Notes, 10.625%,
  Due 8/01/00                                       $  270,000      $  292,577
Atlas Air, Inc. Senior Notes, 10.75%, Due 8/01/05      275,000         292,875
Bay View Capital Corporation Subordinated Notes,
  9.125%, Due 8/15/07                                  500,000         527,500
Cablevision Systems Corporation Senior Notes,
  7.875%, Due 12/15/07                                 500,000         512,500
California Federal Bank Linked Restructured Asset
  Certificates with Enhanced Returns, Series 1997-
  C-5-5, 8.375%, Due 4/01/99  (Acquired 5/05/97;
  Cost $775,000) (b)                                   775,000         776,937
Capstar Radio Broadcasting Partners, Inc. Senior
  Subordinated Notes, 9.25%, Due 7/01/07               500,000         525,000
Chase Capital II Floating Rate Notes, 6.1523%,
  Due 2/01/27                                        2,000,000       1,923,958
Contifinancial Corporation Senior Notes, 8.375%,
  Due 8/15/03                                          375,000         388,125
Flag, Ltd. Senior Notes, 8.25%, Due 1/30/08
  (Acquired 1/23/98; Cost $500,000) (b)                500,000         512,500
Fresenius Medical Care Capital Trust I Trust
  Preferred Securities, 9.00%, Due 12/01/06            500,000         527,500
Graham Packaging Holdings Company/GPC Capital
  Corporation II Senior Discount Notes, Zero %,
  Due 1/15/09 (Rate Reset Effective 1/15/03)
  (Acquired 1/23/98; Cost $595,340) (b)              1,000,000         630,000
Hilton Hotels Corporation Senior Notes, 7.20%,
  Due 12/15/09                                         780,000         784,924
Jordan Telecommunication Products, Inc. Senior
  Subordinated Discount Notes, Zero %,
  Due 8/01/07 (Rate Reset Effective 8/01/00)           385,000         329,175
LCI International, Inc. Senior Notes, 7.25%,
  Due 6/15/07                                          820,000         849,648
Metronet Communications Corporation Senior
  Notes, 12.00%, Due 8/15/07                           350,000         406,000
NTC Capital I Floating Rate Notes, 6.1138%,
  Due 1/15/27                                          545,000         523,557
Newpark Resources, Inc. Senior Subordinated Notes,
  8.625%, Due 12/15/07 (Acquired 12/12/97;
  Cost $510,000) (b)                                   500,000         515,000
Nextlink Communications LLC Senior Notes, 12.50%,
  Due 4/15/06                                          275,000         317,625
Offshore Logistics, Inc. Senior Notes, 7.875%, Due
  1/15/08 (Acquired 1/22/98; Cost $498,615) (b)        500,000         507,500
Pharmaceutical Fine Chemicals SA Senior
  Subordinated Notes, 9.75%, Due 11/15/07
  (Acquired 1/05/98; Cost $512,500) (b)                500,000         520,000
Qwest Communications International, Inc. Senior
  Discount Notes, Zero %, Due 10/15/07 (Rate Reset
  Effective 10/15/02) (Acquired 11/04/97;
  Cost $323,750) (b)                                   500,000         348,750
Riggs Capital Trust Preferred Securities, Series A,
  8.625%, Due 12/31/26                                 180,000         190,658
SB Treasury Company LLC Bonds, 9.40%, Due 12/29/49
  (Rate Reset Effective 6/30/08) (Acquired
  2/06/98; Cost $1,334,125) (b)                      1,300,000       1,328,616
Sunamerica, Inc. Debentures, 5.60%, Due 7/31/97      1,000,000         751,772
Superior National Capital Trust I Notes, 10.75%,
  Due 12/01/17 (Acquired 12/02/97;
  Cost $510,000) (b)                                   500,000         537,500
TCI Communications, Inc. Senior Notes, 6.375%,
  Due 9/15/99                                        1,220,000       1,224,708
Terra Nova Insurance Holdings PLC Senior Yankee
  Notes, 10.75%, Due 7/01/05                           280,000         313,801
Transwestern Publishing Company LP/TWP Capital
  Corporation Senior Subordinated Notes, 9.625%,
  Due 11/15/07 (Acquired 11/06/97;
  Cost $350,000) (b)                                   350,000         370,125
United Air Lines Pass-Thru Trust Certificates,
  Series 1992-A2, 9.35%, Due 4/07/16                   575,000         690,794
------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (COST $17,098,331)                            17,419,625
------------------------------------------------------------------------------

CONVERTIBLE BONDS 4.0%
Bell Atlantic Financial Services, Inc. Senior
  Convertible Notes, 5.75%, Due 4/01/03
  (Acquired 2/12/98; Cost $2,028,750) (b)            2,000,000       2,065,000
Technomatix Technologies, Ltd. Convertible
  Subordinated Notes, 5.25%, Due 8/15/04
  (Acquired 8/12/97; Cost $200,000) (b)                200,000         207,000
------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS (COST $2,228,709)                            2,272,000
------------------------------------------------------------------------------

NON-AGENCY MORTGAGE & ASSET-BACKED SECURITIES 10.1%
Bear Stearns Mortgage Securities, Inc. Mortgage
  Pass-Thru Certificates, Series 1995-1, Class 2-P,
  Principal Only, Due 7/25/10                          301,229         240,863
California Infrastructure & Economic Development
  Bank Special Purpose Trust SCE-1 Certificates,
  Series 1997-1, Class A6, 6.38%, Due 9/25/08        1,125,000       1,140,638
DLJ Commercial Mortgage Corporation Commercial
  Mortgage Pass-Thru Certificates, Series 1998-CF1,
  Class A1B, 6.41%, Due 2/15/08 (d)                  1,725,000       1,737,938
Headlands Mortgage Securities, Inc. Mortgage Pass-
  Thru Certificates, Series 1997-5, Class AII1,
  6.75%, Due 11/25/27                                1,343,584       1,352,438
Nomura Asset Securities Corporation, Series
  1994-4B, Class 4PO, Principal Only, Due 9/25/24      135,264          97,010
Trust Investment Enhanced Return Securities -
  Chase Credit Card Master Trust, Series 1997-7,
  Class A, 6.688%, Due 11/15/03                      1,140,000       1,147,159
------------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE & ASSET-BACKED SECURITIES
  (COST $5,669,943)                                                  5,716,046
------------------------------------------------------------------------------

MUNICIPAL BONDS 1.6%
New Jersey Economic Development Authority
  Pension Funding Revenue, Zero %, Due 2/15/19       3,415,000         882,354
------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (COST $720,957)                                  882,354
------------------------------------------------------------------------------

UNITED STATES GOVERNMENT & AGENCY ISSUES 32.8%
FHLMC Participation Certificates, 9.00%,
  Due 5/15/25                                          797,744         843,997
FHLMC Variable Rate Participation Certificates,
  8.164%, Due 8/01/25                                1,835,203       1,899,436
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Certificates:
  6.82%, Due 10/01/07                                1,315,601       1,366,384
  8.00%, Due 9/01/23                                   938,984         982,966
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Variable Rate Pass-Thru
  Certificates, 7.619%, Due 6/01/18                    212,070         220,073
United States Treasury Bonds, 6.375%, Due 8/15/27      575,000         609,500
United States Treasury Notes:
  5.375%, Due 2/15/01                                1,035,000        1,030,796
  5.625%, Due 11/30/99                               4,000,000        4,003,752
  5.75%, Due 11/30/02                                2,300,000        2,311,502
  5.875%, Due 11/30/01                               1,000,000        1,009,376
  6.25%, Due 2/15/03                                 2,040,000        2,095,463
  7.25%, Due 8/15/04                                 1,065,000        1,156,524
  7.75%, Due 12/31/99                                  965,000        1,001,188
-------------------------------------------------------------------------------
TOTAL UNITED STATES GOVERNMENT & AGENCY ISSUES (COST $18,431,403)    18,530,957
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                                      Shares or
                                                      Principal         Value
                                                       Amount         (Note 2)
-------------------------------------------------------------------------------
FOREIGN GOVERNMENT ISSUES 10.6%
Republic of Argentina Notes, 9.50%,
  Due 11/30/02                                   1,000,000 USD     $ 1,005,000
Australian Government Bonds, 10.00%,
  Due 10/15/07                                   1,185,000 AUD       1,038,282
Republic of Germany Debentures, Series 94,
  7.50%, Due 11/11/04                            3,100,000 DEM       1,976,624
Government of United Kingdom Treasury
  Notes, 7.25%, Due 12/07/07                     1,115,000 GBP       1,983,684
------------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT ISSUES (COST $5,937,435)                    6,003,590
------------------------------------------------------------------------------

PREFERRED STOCKS 10.2%
Chancellor Radio Broadcasting Company
  Senior Series A                                        2,000         284,500
Indosuez Holdings SCA Sponsored ADR 10.375%
  Representing 1/10 Series A
  (Acquired 2/05/98; Cost $1,981,000) (b)               70,000       1,991,500
Sears Roebuck AC                                       100,000       2,500,000
Superior Healthcare Management 7.75% Series A
  (Acquired 12/30/97; Cost $1,006,460) (b)               1,000       1,024,420
------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS (COST $5,755,460)                             5,800,420
------------------------------------------------------------------------------

WARRANTS 0.0%
Metronet Communications Corporation,
  Expire 8/15/07                                           350               4
------------------------------------------------------------------------------
TOTAL WARRANTS (COST $4)                                                     4
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (A) 6.3%
COMMERCIAL PAPER 0.3%
INTEREST BEARING, DUE UPON DEMAND
General Mills, Inc., 5.23%                          $      200             200
Johnson Controls, Inc., 5.23%                          175,600         175,600
Wisconsin Electric Power Company, 5.21%                    300             300
                                                                   -----------
                                                                       176,100
REPURCHASE AGREEMENT 5.8%
ABN-AMRO Chicago Corporation (Dated
  2/27/98), 5.60%, Due 3/02/98 (Proceeds
  $3,301,540); Collateralized by: $8,254,000
  United States Treasury Strips, Due 2/15/13
  (Market Value $3,371,264) (e)                      3,300,000       3,300,000

UNITED STATES GOVERNMENT ISSUES 0.2%
United States Treasury Bills:
Due 5/07/98 (c)                                         80,000          79,259
Due 5/14/98 (c)                                         10,000           9,898
                                                                   -----------
                                                                        89,157
------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $3,565,264)                       3,565,257
------------------------------------------------------------------------------

------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $59,407,506) 106.4%           60,190,253
Other Assets and Liabilities, Net (6.4%)                            (3,625,850)
------------------------------------------------------------------------------
NET ASSETS 100.0%                                                  $56,564,403
==============================================================================

-------------------------------------------------------------------------------
FUTURES
-------------------------------------------------------------------------------
                                                  Underlying       Unrealized
                                   Expiration     Face Amount     Appreciation
                                      Date          at Value     (Depreciation)
-------------------------------------------------------------------------------
Purchased:
 8 Ten-Year U.S. Treasury Notes       3/98        $  905,500        ($4,000)
18 U.S. Treasury Bonds                3/98         2,180,062         (6,000)

Sold:
 7 U.S. Treasury Bonds                6/98          (851,977)         8,643


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
-------------------------------------------------------------------------------
                                                                   Unrealized
                                    Settlement       Value        Appreciation
                                       Date         in USD       (Depreciation)
-------------------------------------------------------------------------------
Sold:
1,550,000 AUD                         7/03/98    ($1,052,791)      ($37,541)
3,500,000 DEM                         7/03/98     (1,942,243)        29,754
1,210,000 GBP                         7/03/98     (1,975,736)        (3,646)


CURRENCY ABBREVIATIONS
-------------------------------------------------------------------------------
AUD   Australian Dollar
DEM   German Mark
GBP   British Pound
USD   United States Dollar


LEGEND
-------------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.
(b)  Restricted security.
(c) All or a portion of security pledged to cover margin requirements for futures contracts.
(d)  When-issued security.
(e)  See Note 2(H) of notes to financial statements.


Percentages are stated as a percent of net assets.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
February 28, 1998


ASSETS:
  Investments in Securities, at Value (Cost of $59,407,506)        $60,190,253
  Receivable for Securities Sold                                     3,510,839
  Interest Receivable                                                  555,084
  Other Assets                                                          42,691
                                                                   -----------
  Total Assets                                                      64,298,867

LIABILITIES:
  Payable for Securities Purchased                                   7,410,114
  Dividends Payable                                                    277,749
  Accrued Operating Expenses and Other Liabilities                      46,601
                                                                   -----------
  Total Liabilities                                                  7,734,464
                                                                   -----------
NET ASSETS                                                         $56,564,403
                                                                   ===========
NET ASSETS CONSIST OF:
  Capital Stock (par value and paid-in capital)                    $55,039,880
  Undistributed Net Investment Income                                   11,433
  Undistributed Net Realized Gain                                      741,720
  Net Unrealized Appreciation                                          771,370
                                                                   -----------
  Net Assets                                                       $56,564,403
                                                                   ===========
Capital Shares Outstanding (Unlimited Number Authorized)             5,061,336

NET ASSET VALUE PER SHARE                                               $11.18






6

                      See notes to financial statements.

STATEMENTS OF OPERATIONS
-------------------------------------------------------------------------------


                                               PERIOD ENDED       YEAR ENDED
                                               FEB. 28, 1998     DEC. 31, 1997
                                               -------------     -------------
                                                 (NOTE 1)

INCOME:
  Interest                                      $  573,331        $1,386,098
  Dividends                                          7,316            18,638
                                                ----------        ----------
  Total Income                                     580,647         1,404,736

EXPENSES:
  Investment Advisory Fees                          21,934            51,698
  Custodian Fees                                     1,787             7,177
  Shareholder Servicing Costs                        3,288            25,000
  Reports to Shareholders                            1,242            18,545
  Federal and State Registration Fees                4,684            36,664
  Other                                              2,210            16,305
                                                ----------        ----------
  Total Expenses before Waivers and Absorptions     35,145           155,389
  Voluntary Expense Waivers and Absorptions
    by Advisor                                      (1,533)          (72,164)
                                                ----------        ----------
  Expenses, Net                                     33,612            83,225
                                                ----------        ----------
NET INVESTMENT INCOME                              547,035         1,321,511

REALIZED AND UNREALIZED GAIN (LOSS):
  Net Realized Gain (Loss) on:
    Investments                                    515,544           771,346
    Futures Contracts and Forward Foreign
      Currency Contracts                            13,501              (248)
    Foreign Currencies                                (434)               --
                                                ----------        ----------
    Net Realized Gain                              528,611           771,098
  Change in Unrealized Appreciation/
    Depreciation on:
    Investments                                     59,095           723,651
    Futures Contracts and Forward Foreign
      Currency Contracts                           (26,461)           13,671
    Foreign Currencies                             (13,074)           14,488
                                                ----------        ----------
    Net Change in Unrealized Appreciation/
      Depreciation                                  19,560           751,810
                                                ----------        ----------
NET GAIN                                           548,171         1,522,908
                                                ----------        ----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                    $1,095,206        $2,844,419
                                                ==========        ==========

                      See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
                                                    PERIOD ENDED    YEAR ENDED
                                                   FEB. 28, 1998  DEC. 31, 1997
                                                   -------------  -------------
                                                     (NOTE 1)
OPERATIONS:
  Net Investment Income                             $   547,035    $ 1,321,511
  Net Realized Gain                                     528,611        771,098
  Change in Unrealized Appreciation/Depreciation         19,560        751,810
                                                    -----------    -----------
  Increase in Net Assets Resulting from Operations    1,095,206      2,844,419

DISTRIBUTIONS:
  From Net Investment Income                           (535,167)    (1,321,511)
  In Excess of Net Investment Income                    (11,433)            --
  From Net Realized Gains                                    --       (546,992)
                                                    -----------    -----------
  Total Distributions                                  (546,600)    (1,868,503)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                           3,994,776     66,565,110
  Proceeds from Reinvestment of Distributions           536,657      1,576,599
  Payment for Shares Redeemed                          (523,288)   (17,109,973)
                                                    -----------    -----------
  Net Increase in Net Assets from Capital Share
  Transactions                                        4,008,145     51,031,736
                                                    -----------    -----------
TOTAL INCREASE IN NET ASSETS                          4,556,751     52,007,652

NET ASSETS:
  Beginning of Period                                52,007,652             --
                                                    -----------    -----------
  End of Period                                     $56,564,403    $52,007,652
                                                    ===========    ===========
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                  357,661      6,116,637
  Issued in Reinvestment of Distributions                48,261        143,923
  Redeemed                                              (46,916)    (1,558,230)
                                                        -------      ---------
  Net Increase                                          359,006      4,702,330
                                                        =======      =========

                      See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
February 28, 1998

1. ORGANIZATION
   The Strong Institutional Bond Fund commenced investment operations on January 2, 1997, and is a diversified series of Strong Institutional Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940. The Board of Directors of the Fund approved changing the Fund's fiscal year-end from December 31 to February 28.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
   (A) Security Valuation -- Securities of the Fund are valued through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates current value.

       The Fund owns certain investment securities which are restricted as to resale. These securities are valued by the Fund after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of these restricted securities at February 28, 1998 was $11,125,540 and $11,334,848, respectively, representing 20.0% of the net assets of the Fund. Of these securities, which are restricted as to resale, 84.1% are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and also have been determined to be liquid by the Advisor based upon guidelines established by the Fund's Board of Directors.

   (B) Federal Income and Excise Taxes and Distributions to Shareholders -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Accordingly, no federal income or excise tax provision is required.

       The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes.
       Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

   (C) Realized Gains and Losses on Investment Transactions -- Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

   (D) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   (E) Options -- The Fund may write put or call options (none were written during the period). Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

   (F) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

   (G) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

-------------------------------------------------------------------------------
February 28, 1998

   (H) Repurchase Agreements -- The Fund may enter into repurchase agreements with institutions that the Fund's investment advisor, Strong Capital Management, Inc. ("the Advisor") has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the collateral, represented by securities (primarily U.S. Government securities), purchased in a repurchase transaction be maintained in a segregated account with a custodian in a manner sufficient to enable the Funds to obtain those securities in the event of a default under the repurchase agreement. On a daily basis, the Advisor monitors the value of the collateral transferred under each repurchase agreement to ensure the value of the collateral exceeds the amounts owed to the Fund under each repurchase agreement by at least 2%.

   (I) Additional Investment Risks -- The Fund may invest in and utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect against adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

       Foreign denominated assets and forward currency contracts may involve greater risks than domestic transactions, including currency, political and economic, regulatory and market risks.

   (J) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

   (K) Other -- Investment security transactions are recorded on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts.

3. RELATED PARTY TRANSACTIONS
   The Advisor, with whom certain officers and directors of the Fund are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Fund. The investment advisory fee, which is established by terms of the Advisory Agreement, is based on an annualized rate of 0.25% of the average daily net assets of the Fund. Advisory fees are subject to reimbursement by the Advisor if the Fund's operating expenses exceed certain levels. Shareholder recordkeeping and related service fees are based on an annualized rate of 0.02% of the Fund's average daily net asset value with a minimum annual fee of $25,000. In addition, the Advisor is compensated for certain other services related to costs incurred for reports to shareholders.

   The Fund may invest cash reserves in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of the Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

   The amount payable to the Advisor at February 28, 1998 and unaffiliated directors' fees for the period then ended, excluding the effect of waivers and reimbursements, were $41,180 and $375, respectively.

4. INVESTMENT TRANSACTIONS
   The aggregate purchases and sales of U.S. Government and Agency securities for the period ended February 28, 1998 were $6,251,079 and $11,988,742, respectively. The aggregate purchases and sales of other long-term securities for the period ended February 28, 1998 were $33,428,973 and $24,534,237, respectively.

5. INCOME TAX INFORMATION
   At February 28, 1998, the cost of investments in securities for federal income tax purposes was $59,416,467. Net unrealized appreciation of securities was $773,786, consisting of gross unrealized appreciation and depreciation of $818,952 and $45,166, respectively. For corporate shareholders in the Fund, the percentage of dividend income distributed for the period ended February 28, 1998 which is designated as qualifying for the dividends-received deduction is 1.3% (unaudited).

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

                                                         SELECTED PER-SHARE DATA (a)
                 -------------------------------------------------------------------------------------------------------------
                               INCOME FROM INVESTMENT OPERATIONS                LESS DISTRIBUTIONS
                            --------------------------------------  -----------------------------------------------
                 Net Asset               Net Realized     Total                 In Excess                            Net Asset
                   Value,      Net      and Unrealized     from      From Net     of Net    From Net                   Value,
                 Beginning  Investment     Gains on     Investment  Investment  Investment  Realized      Total        End of
Period Ended     of Period    Income      Investments   Operations    Income      Income      Gains   Distributions    Period
Feb. 28, 1998 (b)  $11.06      $0.11         $0.12         $0.23      ($0.11)      $0.00(c)      --      ($0.11)       $11.18
Dec. 31, 1997       10.00       0.66          1.18          1.84       (0.66)         --     ($0.12)      (0.78)        11.06

                                          RATIOS AND SUPPLEMENTAL DATA
                  --------------------------------------------------------------------------
                              Net                 Ratio of Expenses  Ratio of Net
                            Assets,    Ratio of     to Average Net    Investment
                            End of     Expenses     Assets Without      Income     Portfolio
                  Total   Period (In  to Average  Voluntary Waivers   to Average    Turnover
Period Ended      Return  Thousands)  Net Assets   and Absorptions    Net Assets      Rate
Feb. 28, 1998 (b)  +2.1%   $56,564       0.4%*           0.4%*           6.2%*        68.1%
Dec. 31, 1997     +18.9%    52,008       0.4%            0.7%            6.3%        358.6%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the two month period ended February 28, 1998. Total return and portfolio turnover rate are not annualized. (Note 1)
(c)  Amount calculated is less than $0.01.

                                                                                                                         11

REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

To the Shareholders and Board of Directors of the Strong Institutional Bond Fund

We have audited the accompanying statement of assets and liabilities of Strong Institutional Bond Fund (one of the portfolios constituting the Strong Institutional Funds, Inc.), including the schedule of investments in securities, as of February 28, 1998, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the period from January 1, 1998 through February 28, 1998, and for the year ended December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strong Institutional Bond Fund as of February 28, 1998, and the results of its operations, the changes in its net assets, and the financial highlights for the period from January 1, 1998 through February 28, 1998, and for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.


Milwaukee, Wisconsin
April 8, 1998

                                    DIRECTORS
                                Richard S. Strong
                                  Willie D. Davis
                                 Stanley Kritzik
                                Marvin E. Nevins
                                 William F. Vogt

                                     OFFICERS
                    Richard S. Strong, Chairman of the Board
                          Mary F. Hoppa, Vice President
                         Thomas P. Lemke, Vice President
                         John S. Weitzer, Vice President
              Stephen J. Shenkenberg, Vice President and Secretary
                           John A. Flanagan, Treasurer

                               INVESTMENT ADVISOR
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                    CUSTODIAN
                              Firstar Trust Company
                    P.O. Box 701, Milwaukee, Wisconsin 53201

                                     AUDITOR
                            Coopers & Lybrand L.L.P.
              411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

                                  LEGAL COUNSEL
                              Godfrey & Kahn, S.C.
               780 North Water Street, Milwaukee, Wisconsin 53202

  For a prospectus containing more complete information, including management fees and expenses, please call 1-800-733-CASH (2274). Please read it carefully before investing or sending money.  This report does not constitute an offer for the sale of securities.
            Strong Funds are offered for sale by prospectus only.


















                                    [STRONG LOGO]
                           STRONG CAPITAL MANAGEMENT, INC.
                      P.O. Box 782 o Milwaukee, Wisconsin 53021         7620D98